                                                                    EXHIBIT 10.2



                                  AMENDMENT TO
                           1994 DIRECTORS' EQUITY PLAN
                                       OF
                           BIOTRANSPLANT INCORPORATED

         The 1994 Directors' Equity Plan, as amended (the "Plan") be and hereby is amended as follows:

         1. The number 60,000 in the second line of Section 4(a) of the Plan shall be deleted and the number 50,000 shall be inserted in lieu thereof.


                         Adopted by the Board of Directors on February 24, 1997 Approved by the Stockholders on May 20, 1997

                               BIOTRANSPLANT, INC.

                           1994 DIRECTORS' EQUITY PLAN


1.       PURPOSE

         The purpose of this 1994 Directors' Equity Plan (the "Plan") of BioTransplant, Inc. (the "Company") is to promote the recruiting and retention of highly qualified outside directors and to strengthen the commonality of interest between directors and stockholders. Except where the context otherwise requires, the term "Company" shall include all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the International Revenue Code of 1986, as amended or replaced from time to time (the "Code").

2.       ADMINISTRATION

         The Plan will be administered by the Compensation Committee of the Board of Directors of the Company or by the Board of Directors of the Company as a whole, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. Reference herein to the Board of Directors relating to the administration and interpretation of the Plan shall mean the Compensation Committee or the Board of Directors, as the case may be. Grants of stock options ("Options") and restricted stock awards ("Awards") under the Plan and the amount and nature of the Options and Awards to be granted shall be automatic and non-discretionary in accordance with Sections 5 and 6. However, all questions of interpretation of the Plan or of any Options or Awards issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan. No director shall be liable for any action or determination under the Plan made in good faith.

3.       PARTICIPATION IN THE PLAN

         Only directors of the Company who are not employees of the Company shall be eligible to be granted Options and Awards under the Plan. Directors who are employed by, or affiliates of, either HealthCare Investment Corporation, Sandoz Pharma Ltd. or Charles River Laboratories, Inc. or any of their respective related entities, are ineligible to receive Options or Awards under the Plan. A director may notify the Company in writing that he or she irrevocably elects not to participate in the Plan and such director shall henceforth be deemed to be ineligible.

4.       STOCK SUBJECT TO THE PLAN

         (a) The maximum number of shares which may be issued under the Plan shall be 60,000 shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), subject to subsequent adjustment as provided in Section 10.

         (b) If any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, or any Common Stock issued pursuant to an Award shall be repurchased by the Company pursuant to the terms of such Award, the shares allocable to the unexercised portion of such Option and/or such repurchased shares shall again become available for grant pursuant to the Plan.

         (c) All Options granted under the Plan shall be non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

5.       TERMS, CONDITIONS AND FORMS OF OPTIONS

         Each Option granted under the Plan shall be evidenced by a written agreement in substantially the form of EXHIBIT A hereto or in such other form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

         (a) OPTION GRANT DATES. Each eligible director shall automatically be granted an Option to purchase 12,500 shares of Common Stock upon the later of
(i) his or her initial election as a director, or (ii) the adoption by the Board of Directors of the Plan.

         (b) OPTION EXERCISE PRICE. The option exercise price per share for each Option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the Nasdaq National Market (or, if the Company is traded on a nationally recognized securities exchange on the date of the grant, the reported exchange) on the date of grant (or if no such price is reported on such date, such price as reported on the nearest preceding date on which such price is reported) or (ii) if the Common Stock is not traded on Nasdaq or an exchange, the fair market value per share on the date of grant as determined by the Board of Directors.

         (c) OPTIONS NON-TRANSFERABLE. Each Option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code) and shall be exercised during the lifetime of the optionee only by such optionee.

         (d) EXERCISE PERIOD. Each Option granted under the Plan may be exercised on a cumulative basis as to 20% of the shares on the first anniversary of the date of grant and an additional 20% at the end of each one-year period thereafter. Each Option granted under the Plan, to the extent it has vested, may be exercised in whole or in part at any time prior to the tenth anniversary of the date of grant, but in no event may it be exercised thereafter.

         (e) EXERCISE PROCEDURE. Options may be exercised only by written notice to the Company at its principal office accompanied by payment of the full consideration for the shares as to which they are exercised.

         (f) PAYMENT OF PURCHASE PRICE. Payment of the exercise price shall be made (i) by delivery of cash or a check to the order of the Company in an amount equal to the exercise price, (ii) by delivery to the Company of shares of Common Stock of the Company already owned and held by the optionee for at least twelve months and having a fair market value equal in amount to the exercise price of the Option being exercised, or (iii) by any combination of such methods of payment. The fair market value of any shares of Common Stock which may be delivered upon exercise of an Option shall be determined by the Board of Directors of the Company as of the date that such shares are delivered.

6.       TERMS, CONDITIONS AND FORMS OF RESTRICTED STOCK AWARDS

         Each Award granted under the Plan shall be evidenced by a written agreement in substantially the form of EXHIBIT B hereto or in such other form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

         (a) AWARD GRANT DATES. Each eligible director shall automatically be granted an Award to purchase 2,500 shares of Common Stock upon the later of (i) his or her initial election as a director, or (ii) the adoption by the Board of Directors of the Plan.

         (b) AWARD PRICE. The price per share of Common Stock subject to each Award shall be $.01 per share, payable by cash or check upon execution of the written agreement evidencing the Award.

         (c) VESTING PERIOD. Each Award granted under the Plan shall vest during the period in which an eligible director continues to serve as a director of the Company, at the rate of 25% of the shares on the first anniversary of the date of grant and an additional 25% at the end of each one-year period thereafter.

         (d) REPURCHASE RIGHT. The Company shall have the right to repurchase any or all shares of Common Stock subject to an Award which shall not have become vested as of the date an eligible director ceases to serve as a director at a repurchase price of $.01 per share, such right to be exercised within 90 days after such director ceases to serve as a director of the Company. The Company shall have the right to assign or transfer all or part of such repurchase rights to one or more third parties, including other stockholders of the Company.

7.       ASSIGNMENTS

         The rights and benefits under the Plan may not be assigned, except as provided in Section 5.

8.       TIME FOR GRANTING OPTIONS AND AWARDS

         All Options and Awards subject to the Plan shall be granted, if at all, not later than six (6) years after the date of the Board's adoption of the Plan.

9.       LIMITATION OF RIGHTS

         (a) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an Option or Award nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

         (b) NO STOCKHOLDER RIGHTS FOR OPTIONS. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her Option under the date of the issuance to him or her of a stock certificate thereof, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

10.      ADJUSTMENT PROVISIONS RELATING TO OPTIONS

         (a) RECAPITALIZATIONS. If, after the Effective Date of the Plan, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or
(ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding Options under the Plan, and (z) the price for each share subject to any then outstanding Options under the Plan, without changing the aggregate purchase price as to which such Options remain exercisable, provided that no adjustment shall be made pursuant to this Section 10 if such adjustment would cause the Plan to fail to comply with Rule 16b-3 under the Securities Exchange Act of 1934, (the "Exchange Act") as amended or any successor rule ("Rule 16b-3").

         (b) REORGANIZATIONS. After the Effective Date of the Plan, in the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to the outstanding Options: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised Options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such options, and (iv) provide that all outstanding Options shall become exercisable in full.

11.      AMENDMENT OF THE PLAN

         (a) The provisions of Sections 3, 5(a), 5(b) and 6 of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Subject to the foregoing, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under Rule 16b-3. The Board of Directors may not effect such modification or amendment without such approval.

         (b) The termination or any modification or amendment of the Plan shall not, without the consent of an eligible director, affect his or her rights under an Option or Award previously granted to him or her. With the consent of each eligible director affected, the Board of Directors may amend outstanding option agreements or restricted stock award agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan or any outstanding Option or Award to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

12.      WITHHOLDING

         The Company shall have the right to deduct from payments of any kind otherwise due to an eligible director any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued pursuant to Awards or upon exercise of Options under the Plan.

13.      NOTICE

         Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received by the Company.

14.      EFFECTIVE DATE AND DURATION OF THE PLAN

         (a) EFFECTIVE DATE. The Plan shall become effective on June 27, 1994, but no Option granted under the Plan shall become exercisable nor any Award become vested unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, (i) all Options granted under the Plan shall terminate and no further Options shall be granted under the Plan, and (ii) all Awards shall be cancelled and no further Awards shall be granted under the Plan. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 11(a)) shall become effective when adopted by the Board of Directors, but no Option issued after the date of such amendment shall become exercisable nor shall any Award vest (to the extent that such amendment to the Plan was required to enable the Company to grant such Option or Award to a particular eligible director) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Options granted on or after the date of such amendment shall terminate, and shares issued pursuant to an Award shall be cancelled, in each case to the extent that such amendment to the Plan was required to enable the Company to grant such Option or Award to a particular eligible director. Subject to this limitation, Options and Awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         (b) TERMINATION. Unless earlier terminated pursuant to Section 10, the Plan shall terminate upon the earlier of (i) June 27, 2000, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the grant of Awards and exercise of Options granted under the Plan. If the date of termination is determined under (i) above, then Options and Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Options and awards.

15.      GENERAL REQUIREMENTS

         (a) INVESTMENT REPRESENTATIONS. The Company may require any person to whom an Option or Award is granted, as a condition of exercising such Option or Award, to give written assurance in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Option or Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities law.

         (b) COMPLIANCE WITH SECURITIES LAWS. Each Option and Award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option or Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option may not be exercised, in whole or in part, nor such Award issued, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

16.      GOVERNING LAW

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the Commonwealth of Massachusetts.



                                            Adopted by the Board of Directors on
                                            June 27, 1994

                                            Adopted by the Stockholders on
                                            August 12, 1994.

                                    Exhibit A
                                    ---------

                               BIOTRANSPLANT, INC.

                      NON-STATUTORY STOCK OPTION AGREEMENT
                      ------------------------------------

         1. GRANTS OF OPTIONS. BioTransplant, Inc. a Delaware corporation (the "Company"), hereby grants to ____________________ (the "Optionee"), an option, pursuant to the Company's 1994 Directors' Equity Plan (the "Plan"), to purchase an aggregate of 12,500 shares of Common Stock, $.01 par value per share ("Common Stock"), of the Company at a price of $_______ per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

         2. NON-STATUTORY STOCK OPTION. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         3.       EXERCISE OF OPTION AND PROVISIONS FOR TERMINATION.

                  (a) VESTING SCHEDULE. Except as otherwise provided in this Agreement, this option may be exercised prior to the tenth anniversary of the date of grant (hereinafter the "Expiration Date") in installments as to not more than the number of shares set forth in the table below during the respective installment periods set forth in the table below (less any shares for which this option was exercised in any prior installment periods).



                                             Number of Shares as to which
           Exercise Prior                        Option is Exercisable
------------------------------------         ----------------------------
Prior to _________________, 19__                           -0-
On or after ______________, 19__ but
prior to _________________, 19__                         2,500
On or after ______________, 19__ but
prior to _________________, 19__                         5,000
On or after ______________, 19__ but
prior to _________________, 19__                         7,500
On or after ______________, 19__ but
prior to _________________, 19__                        10,000
On or after ______________, 19__ but                    12,500
prior to _________________, 19__

The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option. This option may not be exercised at any time on or after the Expiration Date.

                  (b) EXERCISE PROCEDURE. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

                  (c) CONTINUOUS RELATIONSHIP WITH THE COMPANY REQUIRED. Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, a director of the Company (an "Eligible Optionee").

                  (d) EXERCISE PERIOD UPON TERMINATION OF RELATIONSHIP WITH THE COMPANY. If the Optionee ceases to be an Eligible Optionee for any reason, then, except as provided in paragraph (e) below, the right to exercise this option shall terminate three months after such cessation.

                  (e) EXERCISE PERIOD UPON DEATH OR DISABILITY. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date while he or she is an Eligible Optionee of the Company, or if the Optionee dies within three months after the Optionee ceases to be an Eligible Optionee, this option shall be exercisable, within the period of one year following the date or death or disability of the Optionee (but in no event after the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, PROVIDED THAT this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term "Optionee", as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

         4.       PAYMENT OF PURCHASE PRICE.

                  (a) METHOD OF PAYMENT. Payment of the purchase price for shares purchased upon exercise of this option shall be made (i) by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, (ii) by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, or (iii) by any combination of such methods of payment.

                  (b) VALUATION OF SHARES OR OTHER NON-CASH CONSIDERATION TENDERED IN PAYMENT OF PURCHASE PRICE. For the purposes hereof, the fair market value of any share of the Company's Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this option shall be determined in such manner as may be prescribed by the Board of Directors of the Company.

                  (c) DELIVERY OF SHARES TENDERED IN PAYMENT OF PURCHASE PRICE. If the Optionee exercises options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of such Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of such Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

                  (d) RESTRICTIONS ON USE OF OPTION STOCK. Notwithstanding the foregoing, no shares of Common Stock of the Company may be termed in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

         5.       DELIVERY OF SHARES; COMPLIANCE WITH SECURITY LAWS, ETC.

                  (a) GENERAL. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, PROVIDED THAT if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

                  (b) LISTING, QUALIFICATIONS, ETC. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in the connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

         6. NONTRANSFERABILITY OF OPTION. Except as provided in paragraph (e) of Section 3, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

         7. NO SPECIAL RETENTION, OR SIMILAR RIGHTS. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the retention of the Optionee as a director or maintain any other relationship of the Optionee with the Company for the period within which this option may be exercised.

         8. RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         9.       ADJUSTMENT PROVISIONS.

                  (a) GENERAL. If, through, or as a result of, any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 10(a) of the Plan.

                  (b) LIMITS ON ADJUSTMENTS. No adjustment shall be made under this Section 9 which would, within the meaning of any applicable provision of the Code, constitute a modification, extension or renewal of this option or a grant of additional benefits to the Optionee.

         10. MERGERS, CONSOLIDATIONS, DISTRIBUTIONS, LIQUIDATIONS, ETC. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities cash or other property of any other corporation or business entity, or in the event of a liquidation of the Company, prior to the Expiration Date or termination of this option, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 10(b) of the Plan.

         11. WITHHOLDING TAXES. The Company's obligations to deliver shares upon the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

         12.      INVESTMENT REPRESENTATIONS; LEGENDS.

                  (a) REPRESENTATIONS. The Optionee represents, warrants and covenants that:

                           (i) Any shares purchased upon exercise of this option shall be acquired for the Optionee's account for investment only, and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

                           (ii) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

                           (iii) The Optionee is able to bear the economic risk of holding such shares acquired pursuant to the exercise of this option for an indefinite period.

                           (iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the

                  Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

                           (v) The Optionee agrees that, if the Company offers
                  any of its Common Stock for sale pursuant to registration statement under the Securities Act, the Optionee will not, without the prior written consent of the Company, offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares purchased upon exercise of this option for a period of 90 days after the effective date of such registration statement.

By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.

                  (b) LEGENDS ON STOCK CERTIFICATE. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

                  "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

                  "The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in an

                  Option Agreement, a copy of which will be furnished upon request by the issuer."

         13.      MISCELLANEOUS.

                  (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

                  (b) All notices under this option be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

                  (c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


Date of Grant:                                BIOTRANSPLANT, INC.
____________________, 199__

                                              By:_______________________________

                                              Title:____________________________

                                              Address:  Building 96
                                                        13th Street
                                                        Charlestown Navy Yard
                                                        Charlestown, MA 02129

                              OPTIONEE'S ACCEPTANCE


         The undersigned hereby accepts the following option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1994 Directors' Equity Plan.


                                              OPTIONEE


                                              ----------------------------------
                                              Address:

                                    EXHIBIT B
                                    ---------


                               BIOTRANSPLANT, INC.
                       RESTRICTED STOCK PURCHASE AGREEMENT
                       -----------------------------------

         AGREEMENT made this _____ day of ________, 199_, between BIOTRANSPLANT, INC., a Delaware corporation (the "Company") and ____________________ (the "Purchaser").

                                   Background
                                   ----------

         Pursuant to the Company's 1994 Directors' Equity Plan (the "Plan") each eligible director receives a restricted stock award of 2,500 shares of Common Stock of the Company upon his or her initial election to the Board of Directors or the adoption of the Plan, whichever is later. This Agreement is entered into pursuant to, and is subject to the terms and conditions of, the Plan.

         For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

         1. PURCHASE OF SHARES. The Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, subject to the terms and conditions set forth in this Agreement, 2,500 shares (the "Shares") of common stock, $.01 par value, of the Company ("Common Stock"), at a purchase price of $.01 per share. The aggregate purchase price for the Shares shall be paid by the Purchaser by check payable to the order of the Company or such other method as may be acceptable to the Company. Upon receipt of payment by the Company for the Shares, the Company shall issue to the Purchaser one or more certificates in the name of the Purchaser for that number of Shares purchased by the Purchaser. The Purchaser agrees that the Shares shall be subject to the Purchase Option set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

         2.       PURCHASE OPTION.

                  (a) In the event that the Purchaser ceases to serve as a director of the Company for any reason or no reason, with or without cause, prior to ______________, 199_, the Company shall have the right and option (the "Purchase Option") to purchase form the Purchaser, for a sum of $.01 per share (the "Option Price"), up to that percentage of the Shares as is set forth in the second column of the table set forth below opposite the period in which the Purchaser ceases to so serve.

                                                         Percentage of Shares
If Cessation of Service Occurs:                       Subject to Purchase Option
-------------------------------                       --------------------------
Before ___________________                                        100%

On or after ______________
   but before ____________                                        75%

On or after ______________
   but before ____________                                        50%

On or after ______________
   but before ____________                                        25%

On or after ______________                                        -0-

         3.       EXERCISE OF PURCHASE OPTION AND CLOSING.

                  (a) The Company may exercise the Purchase Option by delivering or mailing to the Purchaser (or his estate), in accordance with section 14, within 60 days after the termination of service as a director of the Purchaser with the Company, a written notice of exercise of the Purchase Option. Such notice shall specify the number of Shares to be purchased. If and to the extent the purchase Option is not so exercised by the giving of such a notice within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

                  (b) Within 10 days after his receipt of the Company's notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Purchaser (or his estate) shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase, duly endorsed in blank by the Purchaser or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Upon its receipt of such certificate or certificates, the Company shall deliver or mail to the Purchaser a check in the amount of the aggregate Option Price therefor.

                  (c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Purchaser on account of such Shares or permit the Purchaser to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

                  (d) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Purchaser to the Company or in cash (by check) or both.

                  (e) The Company shall not purchase any fraction of a Share upon exercise of a Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

                  (f) The Company shall have the right to assign or transfer all or part of its Purchase Option to one or more third parties, including other stockholders of the Company.

         4.       RESTRICTIONS ON TRANSFERS.

                  (a) Except as otherwise provided in subsection (b) below, the Purchaser shall not, during the term of the Purchase Option, sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Shares, or any interest therein, unless and until such Shares are no longer subject to the Purchase Option.

                  (b) Notwithstanding the foregoing, the Purchaser may transfer Shares to or for the benefit of any spouse, child or grandchild, or to a trust for their benefit, PROVIDED that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4 and the Purchase Option) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

         5. EFFECT OF PROHIBITED TRANSFER. The Company shall not be required (a) to transfer on its books any of the Shares; which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been sold or transferred.

         6. RESTRICTIVE LEGEND. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

                  "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Restricted Stock Purchase Agreement between the corporation and the registered owner of these share (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation."

         7. INVESTMENT REPRESENTATIONS. The Purchaser represents, warrants and covenants as follows:

                  (a) The Purchaser is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

                  (b) The Purchaser has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

                  (c) The Purchaser has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

                  (d) The Purchaser can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

                  (e) The Purchaser understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligations or current intention to register the Shares under the Securities Act.

                  (f) A legend substantially in the following form will be placed on the certificate representing the Shares:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

         8.       ADJUSTMENTS FOR STOCK SPLITS, STOCK DIVIDENDS, ETC.

                  (a) If from time to time during the term of the Purchase Option there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of his ownership of the Shares shall be immediately subject to the Purchase Option, the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares, and the Option Price shall be appropriately adjusted.

                  (b) If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company's successor and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

         9.       WITHHOLDING TAXES.

                  (a) The Purchaser acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Purchaser any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Purchaser.

                  (b) If the Purchaser elects, in accordance with Section 83(b) of the internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Shares and their fair market value of such Shares as of the day immediately preceding the date of the purchase of such Shares by the Purchaser.

         10. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

         11. WAIVER. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

         12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.

         13. NO RIGHTS TO CONTINUED BOARD SERVICE. Nothing contained in this Agreement shall be construed as giving the Purchaser any right to be retained, in any position, as a director of the Company.

         14. NOTICE. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 14.

         15. PRONOUNS. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         16. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

         17. AMENDMENT. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Purchaser.

         18. GOVERNING LAW. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                              BIOTRANSPLANT, INC.

                                              By:
                                                  ------------------------------

                                              Address: Building 96
                                                       13th Street
                                                       Charlestown Navy Yard
                                                       Charlestown, MA 02129


                                              PURCHASER


                                              ----------------------------------
                                              Address: